Second Quarter 2025 Earnings Presentation and Business Update May 6, 2025

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Q2 2025 Results & Business Updates 1. See non-GAAP reconciliation in appendix. 793 662 702 Q2 2024 Q1 2025 Q2 2025 +6% 138 46 Q2 2024 Q1 2025 Q2 2025 (50) -208% 212 99 116 Q2 2024 Q1 2025 Q2 2025 +17% 4.08 1.63 2.04 Q2 2024 Q1 2025 Q2 2025 +25% Net Sales $M Net Income/(Loss) $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 3.67 1.31 Q2 2024 Q1 2025 Q2 2025 (1.46) -211% Diluted EPS/(Loss) Per Share $/share Achieved Net Sales of $702M including 5% organic volume growth compared to the prior year Completed divestiture of Northwest Polymers recycling business in February 2025 Ratified new five-year labor agreement with the United Steelworkers at our Harvey, IL facility in April 2025 Returned cash to shareholders by completing approximately $50M in share repurchases and $11M in dividend payments in Q2 Atkore’s Board of Directors increased the quarterly cash dividend to $0.33 per share during our recent board meeting Net loss of $50M includes a $128M non-cash impairment charge for certain long-lived assets for our HDPE pipe and conduit products Maintaining full year 2025 Outlook for Net Sales, Adjusted EBITDA and Adjusted EPS Business Updates Includes impairment impact Includes impairment impact

4© Atkore Q2 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net Sales. ($’s in millions) Q2 2025 Q2 2024 Y/Y Change Y/Y % Change Net Sales $701.7 $792.9 ($91.2) (11.5%) Operating Income ($51.8) $178.8 ($230.6) (129.0%) Net (Loss)/Income ($50.1) $138.0 ($188.1) (136.3%) Adjusted EBITDA1 $116.4 $211.9 ($95.5) (45.1%) Adjusted EBITDA Margin2 16.6% 26.7% (1010 bps) - Tax Rate 24.7% 18.7% +600 bps - Net (Loss)/Income Per Share (Diluted) ($1.46) $3.67 ($5.13) (139.8%) Adjusted Diluted EPS1 $2.04 $4.08 ($2.04) (50.0%)

5© Atkore Consolidated Atkore Bridges 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. 2. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge2 Net Sales BridgeQ2 2025 $39 $132 $2 $4 2024 Volume/Mix Price Divestiture Other1 2025 $793M $702M $15 $132 $3 $1 $17 2024 Volume/Mix Price Cost Changes Divestiture Other1 2025 $212M $116M Net Sales % Change Adjusted Diluted EPS Bridge2 Volume/Mix 4.9% Price (16.6%) Divestiture (0.3%) Other1 0.5% Total (11.5%) $4.08 $2.04 $2.30 $0.16 $0.10 2024 Quarterly Results $0.00 Divestiture Share Count Other1 2025

6© Atkore FY 2025 YTD Net Sales by Key Product Area1 Key Product Area Trends & Portfolio Update 1. Sales of “Other Electrical products” and “Other Safety & Infrastructure products” have been allocated and included in the presentation of the product area groupings listed for presentation purposes. Source: Management estimates. FY 2025 YTD vs. FY 2024 YTD + HSD% - MSD% Flat + LSD% - DD% Flat Mechanical Tube & Other Growth attributable to construction services, including support for the data center market Solid market demand leading up to and after enacted tariffs PVC conduit supporting commercial and industrial end markets in line with expectations; volume reflects customer targeting efforts within water-related markets Patented and differentiated products recognized as best in class Various factors impacting installation of utility scale solar projects FY 2024 YTD vs. FY 2023 YTD + DD% Product Area Trends & Portfolio Updates Year-over-Year Volume/Mix % Change 26% 24% 20% 18% 12% $1,363M Metal Framing, Cable Management & Construction Services Plastic Pipe, Conduit & Fittings Metal Electrical Conduit & Fittings Electrical Cable & Flexible Conduit + LSD% + MSD% + HSD% + LSD% + 6%

7© Atkore Segment Results Q2 Net Sales Bridge Q2 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q2 2025 Q2 2024 Y/Y Change Net Sales $492.7 $590.8 (16.6%) Adjusted EBITDA $90.9 $195.8 (53.5%) Adjusted EBITDA Margin 18.5% 33.1% (1460 bps) ($’s in millions) Q2 2025 Q2 2024 Y/Y Change Net Sales $209.3 $202.4 3.4% Adjusted EBITDA $36.1 $25.5 41.3% Adjusted EBITDA Margin 17.2% 12.6% +460 bps 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. $22 $116 $2 $2 2024 Volume/Mix Price Other1 2025 $591M $493M Divestiture $17 $16 $6 2024 Volume/Mix Price Other1 2025 $202M $209M

8© Atkore FY25 YTD Cash Bridge $M Cash & Balance Sheet Summary Debt Maturity Profile $M Atkore’s strong balance sheet enables continued execution of our capital deployment model with cash generated by the business, further supported by our recently refinanced asset-based lending agreement $161 $64 $7 $100 $22 FY24 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures Divestiture Stock Repurchases Dividend Payment $3 Net Other Uses of Cash FY25 YTD Cash Balance $351M $330M $373 $325 $400 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes

9© Atkore Maintaining FY 2025 Outlook O ut lo ok S um m ar y 1. Reconciliations of the forward-looking quarterly and full-year 2025 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. 2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted Diluted EPS outlook. Outlook Items for Consolidated Atkore Q3 2025 Outlook FY 2025 Outlook Updates to FY 2025 Outlook Midpoint Net Sales $715M – $745M $2.85B – $2.95B – Adjusted EBITDA1 $85M – $105M $375M – $425M – Adjusted Diluted EPS1 $1.25 – $1.75 $5.75 – $6.85 – Interest Expense $38M – $42M – Tax Rate ~23% – 25% – Capital Expenditures $100M – $125M – Stock Repurchases ≥$150M – Diluted Shares Outstanding2 33M – 35M – Net Sales Adjusted EBITDA1 Additional Comments Volume Growth LSD% 30% – 35% Incremental Margin Volume growth across both segments inclusive of growth initiatives Price vs. Cost Price Down $395M – $435M Price vs. Cost Down $395M – $435M Impact driven primarily from PVC Conduit and Steel Conduit A ss um pt io ns

10© Atkore Tariff Impacts Believed to be a Net Benefit Metal Framing, Cable Management & Construction Services No material impacts anticipated Organizing supply chain between US and Canadian manufacturing operations Plastic Pipe, Conduit & Fittings Expect Chinese, Central and South American import competition to be subject to tariffs Metal Electrical Conduit & Fittings Anticipate import competition to be subject to multiple tariffs Electrical Cable & Flexible Conduit Expect some sourcing impact for material from Canada Mechanical Tube & Other Expect tariffs to provide continued support for domestic production of solar torque tube products in the event of changes to the IRA Net Sales & Long-lived Assets by Geography FY 2024 U.S. International Net Sales, $3.2B $2.8B $0.4B Long-lived Assets, $832.7M $756.1M $76.6M 88% 12% U.S. International Net Sales 91% 9% Long-lived Assets Anticipated Tariff Impact by Key Product Area

11© Atkore Atkore: A Compelling Investment Outstanding Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth, including our recently refinanced asset-based lending agreement Diversified Portfolio of High-Quality Solutions Diverse portfolio of domestically made electrical infrastructure products and service solutions supporting a wide range of end market applications through all stages of construction, enable growth in advanced technology and ensure safe distribution of electricity to data centers, homes, offices, and anywhere power is needed Strong Secular Tailwinds Our products and solutions are critical to expanding access to renewable energy, grid hardening, investment in digital infrastructure and electrification Capital Deployment Model Focused on Shareholder Returns Disciplined approach to capital deployment focused on growing the business and returning cash to shareholders Opportunities for Growth Investing to enhance our construction services capabilities to support global megaprojects and in growing our participation in water-related end markets

12© Atkore Appendix

13© Atkore Segment Information Three months ended March 28, 2025 March 29, 2024 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 492,677 $ 90,943 18.5% $ 590,820 $ 195,752 33.1 % Safety & Infrastructure 209,272 36,064 17.2% 202,419 25,529 12.6 % Eliminations (225) (328) Consolidated operations $ 701,725 $ 792,911

14© Atkore Consolidated Atkore Inc. Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Three months ended (in thousands, except per share data) March 28, 2025 December 27, 2024 March 29, 2024 Net income $ (50,057) $ 46,336 $ 137,955 Stock-based compensation 7,713 6,097 5,028 Intangible asset amortization 10,166 11,699 14,221 Loss on sale of business 6,101 — — Impairment of assets 127,733 — — Other (a) 3,103 (3,441) (939) Pre-tax adjustments to net income 154,816 14,355 18,310 Tax effect (38,704) (3,589) (4,578) Additional tax expense related to divestiture of a business 3,946 — — Adjusted net income $ 70,001 $ 57,102 $ 151,688 Weighted-average diluted common shares outstanding 34,290 35,040 37,166 Net income per diluted share $ (1.46) $ 1.31 $ 3.67 Adjusted net income per diluted share $ 2.04 $ 1.63 $ 4.08 (a) Represents other items, such as inventory reserves and adjustments, (gain) loss on disposal of property, plant and equipment, loss on assets held for sale, realized or unrealized (gain) loss on foreign currency impacts of intercompany loans and insurance recoveries.

15© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) March 28, 2025 December 27, 2024 March 29, 2024 Net (loss) income $ (50,057) $ 46,336 $ 137,955 Interest expense, net 8,261 8,209 8,321 Income tax (benefit) expense (16,452) 12,260 31,804 Depreciation and amortization 29,238 29,333 29,455 Stock-based compensation 7,713 6,097 5,028 Loss on sale of a business 6,101 — — Impairment of assets 127,733 — — Other (a) 3,872 (3,085) (649) Adjusted EBITDA $ 116,408 $ 99,150 $ 211,914 (a) Represents other items, such as inventory reserves and adjustments, (gain) loss on disposal of property, plant and equipment, (gain) loss on assets held for sale, realized or unrealized (gain) loss on foreign currency impacts of intercompany loans, insurance recoveries, transaction costs and restructuring costs.

16© Atkore Total Debt to Net Debt Consolidated Atkore Inc. (in thousands) March 28, 2025 December 27, 2024 September 30, 2024 June 28, 2024 March 29, 2024 December 29, 2023 Long-term debt $ 765,913 $ 765,375 $ 764,838 $ 764,300 $ 763,762 $ 763,225 Total debt 765,913 765,375 764,838 764,300 763,762 763,225 Less cash and cash equivalents 330,385 310,444 351,385 303,657 368,050 380,922 Net debt $ 435,528 $ 454,931 $ 413,453 $ 460,643 $ 395,712 $ 382,303

17© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Six months ended (in thousands) March 28, 2025 March 29, 2024 Net cash provided by operating activities $ 160,941 $ 245,323 Capital expenditures (63,635) (73,546) Free Cash Flow $ 97,306 $ 171,777

18© Atkore Long-lived Assets and Net Sales by Geography Consolidated Atkore Inc. Long-lived Assets Net Sales (in thousands) September 30, 2024 September 30, 2024 United States $ 756,108 $ 2,817,844 International 76,641 384,209 $ 832,749 $ 3,202,053 United States 91% 88 % Internnational 9% 12%

19© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures CY Calendar Year DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPD Environmental Product Declaration EPS Earnings Per Share ESG Environmental, Social, and Governance Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year HDPE High Density Polyethylene HSD% High Single Digit Percentage Abbreviation Description IPO Initial Public Offering LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Fiscal Quarter Q2 Second Fiscal Quarter Q3 Third Fiscal Quarter Q4 Fourth Fiscal Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

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